Exhibit 99.1

For Immediate Release
For more information, contact:
Nathan R. Iles
Standard Motor Products, Inc.
(718) 392-0200

Standard Motor Products, Inc. Announces

Second Quarter 2021 Results and a Quarterly Dividend

New York, NY, August 4, 2021......Standard Motor Products, Inc. (NYSE: SMP), a leading automotive parts manufacturer and distributor, reported today its consolidated financial results for the three months and six months ended June 30, 2021.

Consolidated net sales for the second quarter of 2021 were $342.1 million, compared to consolidated net sales of $247.9 million during the comparable quarter in 2020. Earnings from continuing operations for the second quarter of 2021 were $28.0 million or $1.23 per diluted share, compared to $11.8 million or 52 cents per diluted share in the second quarter of 2020. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the second quarter of 2021 were $28.6 million or $1.26 per diluted share, compared to $11.8 million or 52 cents per diluted share in the second quarter of 2020.

Consolidated net sales for the six months ended June 30, 2021, were $618.6 million, compared to consolidated net sales of $502.2 million during the comparable period in 2020.  Earnings from continuing operations for the six months ended June 30, 2021, were $50.2 million or $2.21 per diluted share, compared to $21.5 million or 94 cents per diluted share in the comparable period of 2020.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the six months ended June 30, 2021 and 2020 were $50.7 million or $2.23 per diluted share and $21.6 million or 95 cents per diluted share, respectively.

Mr. Eric Sills, Standard Motor Products’ Chief Executive Officer and President stated, “We are very pleased with our second quarter results as the strong sales trends we have been experiencing for the last three quarters continued unabated. While our sales finished the quarter 38% ahead of 2020, last year’s second quarter was dramatically affected by the pandemic. Yet we were also 12% favorable to the comparable quarter in 2019.

“We set records in earnings, with non-GAAP diluted earnings per share from continuing operations up 142% in the quarter, and up 37% vs. the second quarter of 2019.

“Our overall year-to-date performance was very strong, with sales and earnings up 23% and 135% respectively vs. last year. However, although market conditions remain robust, comparisons to 2020 will become more challenging. 2020 was a year of two halves – the first half was severely impacted by pandemic-related lockdowns, while the second half set records as the market surged. We believe that going forward a comparison to a more normalized 2019 is more appropriate.

“By division, Engine Management sales for the quarter were up 35% vs. last year despite the previously disclosed loss of a large account, and were up 7% vs. 2019. This strong performance reflects a combination of factors – successful customer initiatives, new business wins, contributions from acquisitions (discussed below), and generally robust demand.

“Temperature Control sales for the quarter were extremely strong, up 47% vs. last year and 26% vs. 2019. The first two months of any second quarter tend to be preseason orders, at which point the summer selling season begins. This year, it appears that customer sell-through began early, and replenishment demand remained high. Ongoing favorable weather trends bode well for a strong third quarter.

 “Our gross margins held up nicely in the quarter, aided by favorable absorption in our plants from elevated production levels as we rebuilt our inventory. However, offsetting these benefits were rising costs across the board, including certain raw materials, labor, and transportation. Going forward, we anticipate margin pressures from more normalized production levels and inflationary headwinds, though we believe that the current environment permits a pass-through of these costs.

“Additionally, as we expand our sales to original equipment customers, this business tends to have lower gross margins. However, it also has lower SG&A expenses and thus generates comparable operating profit margins.

“We are excited with the progress that we have made expanding our presence in the original equipment market, with a focus on heavy duty and commercial vehicles. We announced two acquisitions in 2021, both geared towards pursuing this complementary channel.

“In March we acquired the soot sensor business from Stoneridge, Inc., a high-tech emissions control program for heavy duty vehicles that will be relocated to existing SMP facilities in the coming months. On May 31st we consummated the acquisition of Trombetta, a Wisconsin-based company selling various power management devices to a broad array of customers across multiple channels including construction, agricultural, heavy truck, lawn and garden, and power sports segments. Please see our Trombetta press release dated June 1st for more details.

“Combined, these acquisitions generate approximately $75 million in annualized revenue. But more importantly, when combined with our legacy business, this channel now represents approximately $250 million in sales on an annualized basis, which gives us the critical mass to be a significant supplier in this space. We are also pleased that many of the products we are pursuing in this adjacent channel are not powertrain dependent, and thus are well-positioned for the eventual shift to electric vehicles.

“We also strongly believe that while expansion into this market provides some important diversification from our core aftermarket business, it by no means dilutes our focus on it. We feel that it is highly complementary, as it grants access to product technologies suitable to the aftermarket, and provides more manufacturing and engineering capabilities to support our operating strategy of being a basic manufacturer.

“In closing, we are very pleased with our year thus far, posting record financial results and consummating two strategic acquisitions. The overall industry continues to perform well, our customers are enjoying very strong sell-through of our products, and we are working closely with them to ensure our mutual success.  While the substantial volume swings we have been witnessing over the last 18 months make forecasting difficult, compounded by uncertainty from the ongoing pandemic, and though the balance of the year faces challenging 2020 comparisons, we believe we are well positioned for the future.

“Finally, the Board of Directors has approved payment of a quarterly dividend of 25 cents per share on the common stock outstanding. The dividend will be paid on September 1, 2021 to stockholders of record on August 16, 2021.”

Conference Call
Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Wednesday, August 4, 2021.  The dial-in number is 866-342-8588 (domestic) or 203-518-9865 (international). The playback number is 800-839-5128 (domestic) or 402-220-1504 (international). The participant passcode is 85201.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)
NET SALES	$342,076	$247,939	$618,629	$502,241

COST OF SALES	242,804	183,581	435,573	367,488

GROSS PROFIT	99,272	64,358	183,056	134,753

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	62,347	48,328	116,807	104,201
RESTRUCTURING AND INTEGRATION EXPENSES	-	9	-	214
OTHER INCOME, NET	-	-	-	6

OPERATING INCOME	36,925	16,021	66,249	30,344

OTHER NON-OPERATING INCOME, NET	832	602	1,467	78

INTEREST EXPENSE	495	772	704	1,645

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	37,262	15,851	67,012	28,777

PROVISION FOR INCOME TAXES	9,248	4,009	16,834	7,314

EARNINGS FROM CONTINUING OPERATIONS	28,014	11,842	50,178	21,463

LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(853)	(875)	(2,017)	(1,869)

NET EARNINGS	27,161	10,967	48,161	19,594

NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTEREST	19	-	19	-

NET EARNINGS ATTRIBUTABLE TO SMP (a)	$27,142	$10,967	$48,142	$19,594

NET EARNINGS ATTRIBUTABLE TO SMP
EARNINGS FROM CONTINUING OPERATIONS	$27,995	$11,842	$50,159	$21,463
LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(853)	(875)	(2,017)	(1,869)
TOTAL	$27,142	$10,967	$48,142	$19,594

NET EARNINGS PER COMMON SHARE ATTRIBUTABLE TO SMP

BASIC EARNINGS FROM CONTINUING OPERATIONS	$1.26	$0.53	$2.25	$0.96
DISCONTINUED OPERATION	(0.04)	(0.04)	(0.09)	(0.08)
NET EARNINGS PER COMMON SHARE - BASIC	$1.22	$0.49	$2.16	$0.88

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$1.23	$0.52	$2.21	$0.94
DISCONTINUED OPERATION	(0.03)	(0.04)	(0.09)	(0.08)
NET EARNINGS PER COMMON SHARE - DILUTED	$1.20	$0.48	$2.12	$0.86

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	22,198,545	22,330,476	22,257,922	22,384,281
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,686,384	22,718,680	22,741,171	22,793,606

(a) "SMP" refers to Standard Motor Products, Inc. and subsidiaries.

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Income

(In thousands)

	THREE MONTHS ENDED JUNE 30,				SIX MONTHS ENDED JUNE 30,
	2021		2020		2021		2020
	(Unaudited)				(Unaudited)
Revenues
Ignition, Emission Control, Fuel & Safety
Related System Products	$192,486		$142,787		$366,152		$307,313
Wire and Cable	40,730		30,366		79,082		66,958
Engine Management	233,216		173,153		445,234		374,271

Compressors	69,577		44,878		102,951		70,226
Other Climate Control Parts	36,894		27,514		65,993		53,608
Temperature Control	106,471		72,392		168,944		123,834

All Other	2,389		2,394		4,451		4,136
Revenues	$342,076		$247,939		$618,629		$502,241

Gross Margin
Engine Management	$67,447	28.9%	$46,230	26.7%	$132,517	29.8%	$102,935	27.5%
Temperature Control	28,658	26.9%	16,520	22.8%	44,653	26.4%	28,616	23.1%
All Other	3,167		1,608		5,886		3,202
Gross Margin	$99,272	29.0%	$64,358	26.0%	$183,056	29.6%	$134,753	26.8%

Selling, General & Administrative
Engine Management	$37,063	15.9%	$29,499	17.0%	$71,019	16.0%	$64,572	17.3%
Temperature Control	15,429	14.5%	12,553	17.3%	27,832	16.5%	24,997	20.2%
All Other	9,100		6,276		17,201		14,632
Subtotal	$61,592	18.0%	$48,328	19.5%	$116,052	18.8%	$104,201	20.7%
One-Time Acquisition Costs	755	0.2%	-	0.0%	755	0.1%	-	0.0%
Selling, General & Administrative	$62,347	18.2%	$48,328	19.5%	$116,807	18.9%	$104,201	20.7%

Operating Income
Engine Management	$30,384	13.0%	$16,731	9.7%	$61,498	13.8%	$38,363	10.3%
Temperature Control	13,229	12.4%	3,967	5.5%	16,821	10.0%	3,619	2.9%
All Other	(5,933)		(4,668)		(11,315)		(11,430)
Subtotal	37,680	11.0%	16,030	6.5%	67,004	10.8%	30,552	6.1%
One-time Acquisition Costs	(755)	-0.2%	-	0.0%	(755)	-0.1%	-	0.0%
Restructuring & Integration	-	0.0%	(9)	0.0%	-	0.0%	(214)	0.0%
Other Income (Expense), Net	-	0.0%	-	0.0%	-	0.0%	6	0.0%
Operating Income	$36,925	10.8%	$16,021	6.5%	$66,249	10.7%	$30,344	6.0%

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP EARNINGS FROM CONTINUING OPERATIONS	$27,995	$11,842	$50,159	$21,463

RESTRUCTURING AND INTEGRATION EXPENSES	-	9	-	214
ONE-TIME ACQUISITION COSTS	755	-	755	-
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(196)	(2)	(196)	(56)
NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$28,554	$11,849	$50,718	$21,621

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.23	$0.52	$2.21	$0.94

RESTRUCTURING AND INTEGRATION EXPENSES	-	-	-	0.01
ONE-TIME ACQUISITION COSTS	0.03	-	0.03	-
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	-	-	(0.01)	-

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.26	$0.52	$2.23	$0.95

OPERATING INCOME

GAAP OPERATING INCOME	$36,925	$16,021	$66,249	$30,344

ONE-TIME ACQUISITION COSTS	755	-	755	-
RESTRUCTURING AND INTEGRATION EXPENSES	-	9	-	214
OTHER (INCOME) EXPENSE, NET	-	-	-	(6)

NON-GAAP OPERATING INCOME	$37,680	$16,030	$67,004	$30,552

MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS WHICH ARE ATTRIBUTABLE TO SMP, AND OPERATING INCOME, AS ADJUSTED FOR SPECIAL ITEMS, ARE NON-GAAP MEASUREMENTS AND ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	June 30, 2021	DECEMBER 31, 2020
	(Unaudited)

ASSETS

CASH	$27,453	$19,488

ACCOUNTS RECEIVABLE, GROSS	217,996	203,861
ALLOWANCE FOR DOUBTFUL ACCOUNTS	6,218	5,822
ACCOUNTS RECEIVABLE, NET	211,778	198,039

INVENTORIES	404,876	345,502
UNRETURNED CUSTOMER INVENTORY	22,070	19,632
OTHER CURRENT ASSETS	14,492	15,875

TOTAL CURRENT ASSETS	680,669	598,536

PROPERTY, PLANT AND EQUIPMENT, NET	96,762	89,105
OPERATING LEASE RIGHT-OF-USE ASSETS	39,095	29,958
GOODWILL	126,893	77,837
OTHER INTANGIBLES, NET	105,462	54,004
DEFERRED INCOME TAXES	38,915	44,770
INVESTMENT IN UNCONSOLIDATED AFFILIATES	42,070	40,507
OTHER ASSETS	25,409	21,823

TOTAL ASSETS	$1,155,275	$956,540

LIABILITIES AND STOCKHOLDERS' EQUITY

NOTES PAYABLE	$135,000	$10,000
CURRENT PORTION OF OTHER DEBT	2,397	135
ACCOUNTS PAYABLE	119,632	100,018
ACCRUED CUSTOMER RETURNS	53,062	40,982
ACCRUED CORE LIABILITY	23,318	22,014
ACCRUED REBATES	41,885	46,437
PAYROLL AND COMMISSIONS	29,363	35,938
SUNDRY PAYABLES AND ACCRUED EXPENSES	42,410	47,078

TOTAL CURRENT LIABILITIES	447,067	302,602

OTHER LONG-TERM DEBT	80	97
NONCURRENT OPERATING LEASE LIABILITIES	30,495	22,450
ACCRUED ASBESTOS LIABILITIES	54,035	55,226
OTHER LIABILITIES	28,481	25,929

TOTAL LIABILITIES	560,158	406,304

TOTAL SMP STOCKHOLDERS' EQUITY	583,616	550,236
NONCONTROLLING INTEREST	11,501	-
TOTAL STOCKHOLDERS' EQUITY	595,117	550,236

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,155,275	$956,540

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Statements of Cash Flows

(In thousands)

	SIX MONTHS ENDED JUNE 30,
	2021	2020
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET EARNINGS	$48,161	$19,594
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH
PROVIDED BY (USED IN) OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION	13,100	12,877
OTHER	4,127	9,666
CHANGE IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	(4,715)	(38,623)
INVENTORIES	(46,682)	12,725
ACCOUNTS PAYABLE	16,097	(21,804)
PREPAID EXPENSES AND OTHER CURRENT ASSETS	3,220	5,664
SUNDRY PAYABLES AND ACCRUED EXPENSES	(6,491)	2,085
OTHER	(3,664)	(3,069)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	23,153	(885)

CASH FLOWS FROM INVESTING ACTIVITIES

ACQUISITIONS OF AND INVESTMENTS IN BUSINESSES	(109,267)	-
CAPITAL EXPENDITURES	(11,709)	(9,026)
OTHER INVESTING ACTIVITIES	2	6
NET CASH USED IN INVESTING ACTIVITIES	(120,974)	(9,020)

CASH FLOWS FROM FINANCING ACTIVITIES

NET CHANGE IN DEBT	127,250	34,349
PURCHASE OF TREASURY STOCK	(11,096)	(8,726)
DIVIDENDS PAID	(11,134)	(5,615)
OTHER FINANCING ACTIVITIES	694	1,818
NET CASH PROVIDED BY FINANCING ACTIVITIES	105,714	21,826

EFFECT OF EXCHANGE RATE CHANGES ON CASH	72	217
NET INCREASE IN CASH AND CASH EQUIVALENTS	7,965	12,138
CASH AND CASH EQUIVALENTS at beginning of Period	19,488	10,372
CASH AND CASH EQUIVALENTS at end of Period	$27,453	$22,510